UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2020

Date of Report (Date of earliest event reported)

Protective Life Insurance Company

(Exact name of registrant as specified in its charter)

Tennessee	001-31901	63-0169720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of Long-Term Incentive Plan and Annual Incentive Plan

On February 24, 2020, the Board of Directors (“Board”) of Protective Life Corporation (“PLC”), the corporate parent of Protective Life Insurance Company (the “Company”), approved an amendment and restatement of the Protective Life Corporation Long-Term Incentive Plan (the “LTIP”) and an amendment and restatement of the Protective Life Corporation Annual Incentive Plan (the “AIP”), effective in each case as of January 1, 2020 (the “Effective Date”). The LTIP and the AIP were adopted in order to provide the Company’s executive officers and certain other key employees of PLC and the Company with performance-based cash incentive opportunities. The amendment and restatement of each of the LTIP and AIP was approved by the Board upon the recommendation of the Compensation and Management Succession Committee of the Board.

The amendment and restatement of the LTIP revises the definition of PL Tangible Book Value to include all dividends paid by PLC to Dai-ichi Life Holdings, Inc. (“Dai-ichi”) during the performance period and to remove from this definition lost income on dividends paid to Dai-ichi. These changes to the LTIP affect performance unit awards and restricted unit awards granted under the LTIP following the Effective Date.

The amendment and restatement of the AIP, among other things, (i) requires that a participant who terminates employment while eligible for early or normal retirement under the terms of PLC’s qualified pension plan must also have provided employment services for at least six (6) months of the plan year to be entitled to a pro rata award; and (ii) provides that a participant who is subject to a reduction-in-force or the recipient of severance from PLC will not be eligible to receive an annual incentive payment for such year. These changes to the AIP affect awards granted under the AIP following the Effective Date.

The foregoing descriptions of the LTIP and the AIP are not complete and are qualified in their entirety by reference to the full text of the LTIP and the AIP, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Protective Life Corporation Long-Term Incentive Plan, effective January 1, 2020

10.2	Amended and Restated Protective Life Corporation Annual Incentive Plan, effective January 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE LIFE INSURANCE COMPANY

/s/ Paul R. Wells
Paul R. Wells
Senior Vice President, Chief Accounting Officer and Controller
Dated: February 28, 2020